Stifel 2023 Transportation & Logistics Conference Brent Yeagy - President & CEO Mike Pettit – SVP & CFO February 7, 2023

This presentation contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey Wabash National Corporation's (the "Company") current expectations or forecasts of future events. All statements contained in this presentation other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, all statements regarding the Company’s outlook for trailer and truck body shipments, backlog, expectations regarding demand levels for trailers, truck bodies, non-trailer equipment and our other diversified product offerings, pricing, profitability and earnings, cash flow and liquidity, opportunity to capture higher margin sales, new product innovations, our growth and diversification strategies, our expectations for improved financial performance during the course of the year and our expectations with regards to capital allocation. These and the Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include the highly cyclical nature of our business, uncertain economic conditions including the possibility that customer demand may not meet our expectations, our backlog may not reflect future sales of our products, increased competition, reliance on certain customers and corporate partnerships, risks of customer pick- up delays, shortages and costs of raw materials including the impact of tariffs or other international trade developments, risks in implementing and sustaining improvements in the Company’s manufacturing operations and cost containment, dependence on industry trends and timing, supplier constraints, labor costs and availability, customer acceptance of and reactions to pricing changes, costs of indebtedness, and our ability to execute on our long-term strategic plan. Readers should review and consider the various disclosures made by the Company in this presentation and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the financial information included in this presentation contains non-GAAP financial measures, including operating EBITDA, free cash flow, adjusted operating income and margin, adjusted net income attributable to common stockholders, adjusted diluted earnings per share, adjusted segment EBITDA, and adjusted segment EBITDA margin. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures and results calculated in accordance with GAAP, including net income, and reconciliations to GAAP financial statements should be carefully evaluated. Operating EBITDA includes noncontrolling interest and is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, debt transactions (including any loss on extinguishment charges), impairment and other, net, and other non-operating income and expense. Management believes providing operating EBITDA is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of operating EBITDA, when combined with the GAAP presentations of operating income and net income, is beneficial to an investor’s understanding of the Company’s operating performance. Operating EBITDA margin is calculated by dividing operating EBITDA by total net sales. A reconciliation of operating EBITDA to net income, the most comparable GAAP financial measure, is included in the appendix to this presentation. Free cash flow is defined as net cash provided by (used in) operating activities minus cash payments for capital expenditures. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of cash generation period to period with the exclusion of the item identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash provided by operating activities, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of free cash flow to cash used in operating activities, the most comparable GAAP financial measure, is included in the appendix to this presentation. Adjusted operating income and margin, non-GAAP financial measures, exclude certain costs, expenses, other charges, gains or income that are included in the determination of operating income under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income and margin excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income and margin to provide investors with a better understanding of the Company’s view of our results as compared to prior periods. Adjusted operating income margin is calculated by dividing adjusted operating income by total net sales. A reconciliation of adjusted operating income to operating income, the most comparable GAAP financial measure, is included in the appendix to this presentation. Adjusted net income attributable to common stockholders and adjusted diluted earnings per share reflect adjustments for debt transactions and the impact of sales and divestitures, and the related tax effects of these adjustments. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company’s prior year periods and, when combined with the GAAP presentation of net income and diluted net income per share, is beneficial to an investor’s understanding of the Company’s performance. A reconciliation of adjusted net income attributable to common stockholders and adjusted diluted earnings per share to net income attributable to common stockholders and diluted earnings per share, the most comparable GAAP financial measures, are included in the appendix to this presentation. Adjusted segment EBITDA, a non-GAAP financial measure, includes noncontrolling interest and is calculated by adding back segment depreciation and amortization expense to segment operating income, and excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income under GAAP, but that management would not consider important in evaluating the quality of the Company’s segment operating results as they are not indicative of each segment's core operating results or may obscure trends useful in evaluating the segment's continuing activities. Adjusted segment EBITDA Margin is calculated by dividing Adjusted segment EBITDA by segment total net sales. A reconciliation of adjusted segment EBITDA to income from operations, the most comparable GAAP financial measure, is included in the appendix to this presentation. Information reconciling any forward-looking Operating EBITDA, Operating EBITDA Margin, Adjusted Operating Income, Adjusted Operating Income Margin, Free Cash Flow, Adjusted EBITDA Margin, and Adjusted EPS to GAAP financial measures is unavailable to us without unreasonable effort. We cannot provide reconciliations of the above noted forward looking non-GAAP measures to GAAP financial measures because certain items required for such reconciliations are outside of our control and/or cannot be reasonably predicted. Preparation of such reconciliations would require a forward-looking balance sheet, statement of income and statement of cash flows, prepared in accordance with GAAP, and such forward-looking financial statements are unavailable to us without unreasonable effort.

3 Key Messages • Wabash is the leader in transportation solutions with a portfolio of equipment spanning from First to Final Mile • Refreshed vision, mission and purpose pair with reorganization, rebranding to support strategy • Focus on strategic initiatives to reduce cyclicality and drive margin accretion in adjacent market spaces, underpinned by positive structural forces • Long-term agreements bringing Wabash closer to customers; boosting backlog to record levels • 2023 financial outlook for record revenue, operating income and EPS; making substantial progress toward long- term financial targets Wabash – Changing How the World Reaches You™

4WNC Investor Day | Wabash Snapshot (NYSE: WNC) Leveraging the Industry’s Broadest Portfolio Across All Phases of Transportation 1985 Lafayette, IN $1.2B1 6,900 15 $2.5B 6.7% Founded Headquarters Market-cap Global Employees Manufacturing Locations 2022 Revenue 2022 Operating Margin • Long-haul routes of goods • Driven by freight activity • Products moved into or redistributed among fulfillment centers • Driven by strategic positioning of goods to allow for 2-day delivery or less • Delivery of goods to home or final destination • Driven by strong growth in eCommerce 1 As of 2/1/2023 First Mile Middle Mile Final Mile One Wabash Approach • Dry and Refrigerated Van Trailers • Platform Trailers • Tank Trailers • Dry and Refrigerated Truck Bodies • Service and Stake Bodies TRANSPORTATION SOLUTIONS PARTS & SERVICES+ Transportation Solutions • Aftermarket Parts and Service • Composite Panels and Products • Engineered Products • OE Component Parts • Upfitting Parts and Service Parts & Services Our Recurring Revenue Business 87% of 2022 Operating Income 13% of 2022 Operating Income 4

5WNC Investor Day | New Purpose, Vision and Mission PURPOSE To change how the world reaches you VISION To be the innovation leader of connected solutions for the transportation, logistics, and distribution industries MISSION To enable our customers to succeed with breakthrough ideas and solutions that help them move everything from First to Final Mile New Wabash Brand to Reflect Our Future Vision • Powerful change and symbolic for significant strategic changes as One Wabash • Redefining and reimagining our identity with all stakeholders Well-positioned at intersection of seismic shifts in core transportation, logistics and distribution markets • Develop innovative solutions that address customer needs • Customers increasingly focused on sustainability and carbon emissions reduction • Provide one-stop shop for First to Final Mile equipment 5

6WNC Investor Day | Our 2025 Goals Prior Goals Announced at 2019 ID 2022 Achievements 2025 Goals Revenue ~$2.2B $2.5B $3.0B Recurring Revenue1 - $193M $300M Operating Margin 8% 6.7% 9% Operating EBITDA2 - $224M $330M Operating EBITDA Margin2 - 9% 11% EPS $1.90 - $2.10 $2.25 $3.50 NEW 1 Recurring revenue reflects the Parts & Services reportable segment revenue. 2 Operating EBITDA includes noncontrolling interest and is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, debt transactions (including losses on debt extinguishment), impairment and other, net, and other non-operating income and expense. Operating EBITDA Margin is calculated by dividing Operating EBITDA by total net sales. 6

7WNC Investor Day | Strategic Priorities Fueling Long-term Profitable Growth EXPAND GROW FOCUS Cold Chain Market Share (Refrigerated Applications) in Parts & Services on eCommerce & Logistics Disruption • Capture opportunities from goods moved through temp-controlled cold chain • Bring differentiated solutions to create customer value by leveraging innovative technology offerings • EcoNex • Wabash Refrigerated inserts • Unify Parts & Services revenue streams to drive alignment and growth focus • Organic growth opportunities within parts distribution and truck body upfitting • Connecting across transportation ecosystem to facilitate interactions and leverage our brand • Consumer expectations are changing • Technology advancements are accelerating disruption of traditional logistics models • Grow within rapidly expanding home delivery market by augmenting truck bodies with refreshed product offerings 7

8WNC Investor Day | eCommerce driving increased freight touches and increasing logistics complexity Well-Positioned to Benefit from Favorable Secular Growth Drivers Strong Tailwinds to Secular Demand Trends L O N G E R - T E R M D E M AN D T R E N D S U N D E R P I N N E D B Y P O S I T I V E D I S R U P T I V E F O R C E S Growing, consolidating customers are building diverse, nationwide networks Driver shortages and power-only offerings increasing the need for trailer pools Power-Only Brokerage • Brokerages facilitating efficiencies for carriers and shippers by controlling and strategically locating trailers to avoid live loads/unloads • Allows most fragmented segment of carriers to participate in drop & hook operations • Facilitates structurally higher trailer/tractor ratio Autonomous Trucking • Sophisticated tractors must haul freight with minimal dwell time • Trailer drop zone concepts to keep autonomous trucks moving, adding upward pressure to trailer/tractor ratio 8

9WNC Investor Day | Customer-centric Organization Enables Better Execution of First to Final Mile Strategy Providing One Face to Customers for Our First to Final Mile Portfolio of Solutions Continuing to Progress and Enhance Our Customer Experience… FROM TO • Slightly better than average, transactional relationship • Created a very deep, multi-faceted, high- quality, high-value customer relationship with one point of sales contact • Streamlined commercial structure facilitates ease of interaction for purchasing across portfolio • Enhanced innovation to support rapidly changing future transportation needs with deeper strategic customer discussions • Strategic partner with a diverse portfolio of transportation equipment • Multiple sales contacts focused on specific products • Conversations on current customer needs • Strong vendor with reliable products Strategic Customers Fortifying Backlog • Inaugural long-term agreement with JB Hunt • Brings total backlog to $3.4B ending December 31, 2022 • 46% sequential increase • 12-month backlog of $2.8B • Implies $600M of orders for 2024 9

10WNC Investor Day | Evolving Our Parts & Services Portfolio through an Innovative Business Platform Creating a Self-Sustaining Platform Ecosystem DEALERS SUPPLIERS CUSTOMER FACING DIGITAL CAPABILITIES CUSTOMERS DISTRIBUTION Connecting the Dots Across the Transportation Ecosystem Helping to Facilitate Interactions and Improve Operations for Our Customers • Premier brand combined with strong dealer, supplier and customer relationships provide Wabash a unique position to activate the power of the platform • Distribution capabilities enhanced to increase speed and availability to market • Customer-facing portal needed to provide a hub for after sales value beyond the initial acquisition of equipment • Building Trailers as a Service (TAAS)SM offering for customers where access to trailers is a critical enabler for their business model 10

11WNC Investor Day | Growing Our Higher Margin Parts & Services Segment Growth in Parts & Services Increases Recurring Revenue within Wabash’s Portfolio $177 $193 $230 $300 2021 2022 2023E 2025E Increasing Amount of Recurring Revenue1 • Increasing recurring revenue provides increased stability through the cycle and a medium-term idiosyncratic growth opportunity • Carrying higher EBITDA margins, growth in Parts & Services generates margin accretion for Wabash • Synergistic relationship between segments as Parts & Services benefits from market-leading equipment portfolio while providing highly integrated after-sales support 1 Recurring revenue reflects the Parts & Services reportable segment revenue.11

12WNC Investor Day | Wabash Parts Distribution Raised the Bar by Delivering Breakthrough Parts Distribution Capabilities B A C K G R O U N D Customers looking to optimize sourcing, distribution, and services Wabash dealers have historically ordered $100M+ of parts per year, typically from multiple suppliers Customers and Dealers demanded a more active presence from Wabash Parts O U R S O L U T I O N / A P P R O A C H • Identified industry leaders in parts distribution • Developed a corporate-branded parts distribution capability using a network of distribution facilities to improve overall parts delivery performance to dealers • Established a first-of-its-kind parts operations partnership to connect our brand and customers with market-leading parts distribution, developing value with the Wabash brand as the tie-point Launched Wabash Parts R E S U LT S / O U T C O M E S Improved Consistency, Accuracy and Timeliness through a Close-Looped Wabash Experience Supporting Dealers in Meeting their Customer Needs 12

13 Wabash Marketplace Data & Performance Finance & Insurance Managed Service Network Aftermarket Parts Equipment Parking & Storage, Toll Proc Used Equipment Upfit Packages & Service TaaS • Wabash Marketplace to efficiently connect customers, dealers and suppliers • Groundwork laid with newly created Wabash Parts (Distribution JV) • Leverage ease of doing business, competitive pricing, in-stock parts and delivery speed to capture greater share of spend over the lifecycle of equipment • Wabash’s best-in-class dealer network to provide the backbone for services support • Large addressable market supported by strong, steady demand environment • Trailers as a Service (TAAS)SM offering creates a flywheel for Wabash’s comprehensive parts & services offering • Offers capital-lite access to capacity for businesses where trailer assets are critical • Included maintenance plan pulls parts & services through Wabash marketplace Creating Value by Enhancing Customer Equipment Uptime Wabash Marketplace 13

14 • $2.8B to $3.0B Revenue • $2.70 to $3.00 EPS • Supported by $2.8B of backlog expected to ship in the next 12 months ($3.4B total backlog as of 12/31/2022) • $3.0B Revenue • 11% Operating EBITDA Margin • $3.50 EPS 2025 Targets2023 Guidance Making Substantial Near-Term Progress Toward Long-Term Financial Targets Financial Outlook Highlights 14

15WNC Investor Day | 3-Year Financial Performance A More Resilient Foundation with More Recurring Revenue and an Improving Margin Profile $1,481 $1,803 $2,502 2020 2021 2022 Revenue ($M) $22.5 $60.0 $166.6 1.5% 3.3% 6.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2020 2021 2022 Adj. Operating Income1 ($M) & Margin1 (%) Operating EBITDA2 ($M) & Operating EBTDA Margin2 (%) Free Cash Flow3 ($M) $0.15 $0.56 $2.25 2020 2021 2022 Adj. EPS4 $74.0 $117.0 $224.0 5.0% 6.5% 9.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $- $50.0 $100.0 $150.0 $200.0 $250.0 2020 2021 2022 $104.0 $(56.5) $67.0 $(80.0) $(60.0) $(40.0) $(20.0) $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2020 2021 2022 Record Company Revenue in 2022 Continuing Path of Margin Improvement Focused on Journey to 11% Operating EBITDA Margin Target Reasonable to Expect Positive FCF in Future Downturns EPS Rising Above Recent Highs with Clear Opportunity to Increase Build Rates 1 Adjusted operating income and margin, non-GAAP financial measures, exclude certain costs, expenses, other charges, gains or income that are included in the determination of operating income under U.S. GAAP. Adjusted operating income margin is calculated by dividing adjusted operating income by segment total net sales. A reconciliation of adjusted operating income to operating income, the most comparable GAAP financial measure, is included in the appendix to this presentation. 2 Operating EBITDA includes noncontrolling interest and is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, debt transactions (including losses on debt extinguishment and debt issuance costs expensed), impairment and other, net, and other non-operating income and expense. Operating EBITDA Margin is calculated by dividing Operating EBITDA by total net sales. A reconciliation of Operating EBITDA to net income is included in the appendix to this presentation. 3 Free cash flow is defined as net cash (used in) provided by operating activities minus capital expenditures. A reconciliation of free cash flow to cash (used in) provided by operating activities is included in the appendix to this presentation. 4 Adjusted diluted earnings per share reflect adjustments for non-cash impairment, debt transactions (which include losses on debt extinguishment and debt issuance costs expensed), and the impact of sales and divestitures, and the related tax effects of these adjustments. A reconciliation of adjusted earnings per diluted share to net income (loss) attributable to common stockholders per diluted share is included in the appendix to this presentation. 15

16WNC Investor Day | Flexible Balance Sheet and Strong Liquidity Provide Financial Flexibility Long-term Leverage Ratio Target of 2.0x – 3.0x December 31, 2022 Cash & Cash Equivalents¹ $ 57 Debt $ 400 Net Debt $ 343 2023F Operating EBITDA² $ 285 Net Debt to Operating EBITDA² 1.2x Available Credit Under Revolving Credit Facility $344 Cash & Cash Equivalents¹ $ 57 Total Available Liquidity $ 401 Capital Summary & Financial Highlights ($M) 2021 2022 2023 2024 2025 2026 2027 2028 $350 Revolving Credit Facility Debt Maturity Schedule ($M) $400 Senior Notes at 4.5% 1 Excludes cash held by consolidated variable interest entity 2 Operating EBITDA includes noncontrolling interest and is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, debt transactions (including losses on debt extinguishment and debt issuance costs expensed), impairment and other, net, and other non-operating income and expense. Operating EBITDA Margin is calculated by dividing Operating EBITDA by total net sales. A reconciliation of operating EBITDA to net income is included in the appendix to this presentation. 16 $344 Total Availability

APPENDIX

18 Reconciliation of Adjusted Operating Income1 Unaudited - dollars in thousands Twelve Months Ended December 31, 2022 2021 2020 Income (loss) from operations $ 166,642 $ 33,542 $ (85,608) Adjustments: Trade names & trademarks impairment — 28,346 — Gain on divestiture of Extract Technology — (1,874) — Impairment — — 107,114 Debt transactions — — 1,156 Loss on divestiture of Beall brand — — 2,119 Gain on sale of Columbus branch — — (2,257) Adjusted operating income $ 166,642 $ 60,014 $ 22,524 Net sales $ 2,502,129 $ 1,803,268 $ 1,481,889 Adjusted operating income margin 6.7% 3.3% 1.5% 1 Adjusted operating income (loss), a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income (loss) under U.S. GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income (loss) excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income (loss) to provide investors with a better understanding of the Company’s view of our results as compared to prior periods. Adjusted operating income margin is calculated by dividing adjusted operating income by total net sales.

# Reconciliation of Adjusted Net Income Attributable to Common Stockholders and Adjusted Diluted EPS

**Unaudited - dollars in thousands**

**Adjusted Net Income Attributable to Common Stockholders[1]:**

| | Twelve Months Ended December 31, | | |
|---|---|---|---|
| | **2022** | **2021** | **2020** |
| Net income (loss) attributable to common stockholders | $ 112,258 | $ 1,164 | $ (97,412) |
| Adjustments: | | | |
| Trade names & trademarks impairment | — | 28,346 | — |
| Gain on divestiture of Extract Technology | — | (1,874) | — |
| Debt transactions[2] | — | 9,504 | 1,552 |
| Impairment | — | — | 107,114 |
| Loss on divestiture of Beall brand | — | — | 2,119 |
| Gain on sale of Columbus branch | — | — | (2,257) |
| Tax effect of aforementioned items | — | (8,087) | (3,365) |
| Adjusted net income attributable to common stockholders | $ 112,258 | $ 29,053 | $ 7,751 |

**Adjusted Diluted Earnings Per Share[1]:**

| | Twelve Months Ended December 31, | | |
|---|---|---|---|
| | **2022** | **2021** | **2020** |
| Diluted earnings per share | $ 2.25 | $ 0.02 | $ (1.84) |
| Adjustments: | | | |
| Trade names & trademarks impairment | — | 0.56 | — |
| Gain on divestiture of Extract Technology | — | (0.04) | — |
| Debt transactions[2] | — | 0.18 | 0.03 |
| Impairment | — | — | 2.01 |
| Loss on divestiture of Beall brand | — | — | 0.04 |
| Gain on sale of Columbus branch | — | — | (0.04) |
| Tax effect of aforementioned items | — | (0.16) | (0.05) |
| Adjusted diluted earnings per share | $ 2.25 | $ 0.56 | $ 0.15 |
| | | | |
| Weighted average diluted shares outstanding | 49,881 | 51,608 | 53,446 |

1 Adjusted net income attributable to common stockholders and adjusted diluted earnings per share reflect adjustments for non-cash impairment, debt transactions, and the impact of sales and divestitures, and the related tax effects of these adjustments.

2 Debt transactions include losses on debt extinguishment and debt issuance costs expensed.

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WABASH

20 Reconciliation of Free Cash Flow 1 Free cash flow is defined as net cash provided by (used in) operating activities minus cash payments for capital expenditures. Unaudited - dollars in thousands Twelve Months Ended December 31, 2022 2021 2020 Net cash provided by (used in) operating activities $ 124,084 $ (7,470) $ 124,134 Cash payments for capital expenditures (57,086) (49,105) (20,131) Free cash flow $ 66,998 $ (56,575) $ 104,003

# Other Non-GAAP Reconciliations[1]

**Operating EBITDA**

| | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Net (loss) income | $ 15 | $ 106 | $ 47 | $ 61 | $ 104 | $ 119 | $ 111 | $ 69 | $ 90 | $ (97) | $ 1 | $ 113 |
| Income tax (benefit) expense | 0 | (57) | 31 | 38 | 59 | 66 | 11 | 27 | 28 | (12) | 0 | 34 |
| Interest expense | 4 | 22 | 26 | 22 | 20 | 16 | 16 | 29 | 27 | 24 | 23 | 21 |
| Depreciation and amortization | 16 | 26 | 38 | 39 | 38 | 37 | 35 | 41 | 42 | 48 | 49 | 47 |
| Stock-based compensation | 3 | 5 | 7 | 8 | 10 | 12 | 10 | 10 | 9 | 5 | 7 | 10 |
| Debt transactions | - | - | - | - | - | - | - | - | - | 1 | 10 | - |
| Impairment and other, net | - | - | - | - | 1 | 2 | - | 25 | - | 106 | 28 | 1 |
| Acquisition expenses and related charges | - | 17 | 1 | - | - | - | 13 | 0 | - | - | - | - |
| Other, net | 0 | 0 | (1) | 2 | (2) | 1 | (8) | (14) | (2) | (1) | (0) | (0) |
| **Operating EBITDA** | **$ 39** | **$ 119** | **$ 150** | **$ 169** | **$ 229** | **$ 253** | **$ 189** | **$ 187** | **$ 194** | **$ 74** | **$ 117** | **$ 224** |
| Net sales | $ 1,187 | $ 1,462 | $ 1,636 | $ 1,863 | $ 2,027 | $ 1,845 | $ 1,767 | $ 2,267 | $ 2,319 | $ 1,482 | $ 1,803 | $ 2,502 |
| **Operating EBITDA margin** | **3%** | **8%** | **9%** | **9%** | **11%** | **14%** | **11%** | **8%** | **8%** | **5%** | **6%** | **9%** |

**Debt**

| | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Total Debt & Finance Leases | $ 70 | $ 455 | $ 396 | $ 352 | $ 326 | $ 241 | $ 559 | $ 512 | $ 461 | $ 454 | $ 433 | $ 400 |
| Total Cash | $ 20 | $ 81 | $ 113 | $ 146 | $ 179 | $ 163 | $ 192 | $ 133 | $ 141 | $ 218 | $ 72 | $ 57 |
| **Net Debt** | **$ 50** | **$ 374** | **$ 282** | **$ 206** | **$ 147** | **$ 78** | **$ 367** | **$ 379** | **$ 320** | **$ 237** | **$ 361** | **$ 343** |

**Debt Leverage**

| | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Net Debt to Operating EBITDA** | **1.3x** | **3.2x** | **1.9x** | **1.2x** | **0.6x** | **0.3x** | **1.9x** | **2.0x** | **1.7x** | **3.2x** | **3.1x** | **1.5x** |

1 "Total Cash" in the 2022 column excludes cash held by consolidated variable interest entity.

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